SUPPLEMENT DATED SEPTEMBER 14, 2001
TO PROSPECTUS DATED MAY 1, 2000 FOR

FLEXIBLE PREMIUM VARIABLE
LIFE INSURANCE POLICY

Issued By
KEMPER INVESTORS LIFE INSURANCE COMPANY
THROUGH ITS KILICO VARIABLE SEPARATE ACCOUNT

This supplement amends certain information contained in your PowerV Variable Universal Life prospectus concerning the Subaccounts that are available under the Policy. You should attach this supplement to the prospectus and retain it with the prospectus for future reference.

The purpose of this supplement is to inform you of the merger of the AST American Century International Growth Portfolio II and the AST American Century International Growth Portfolio.

On September 12, 2001, Policy Owners provided voting instructions at a special meeting of shareholders of the AST American Century International Growth Portfolio II ("Portfolio"), approving the merger of the Portfolio and the AST American Century International Growth Portfolio (the "Merger"). The Merger is effective September 24, 2001.

As a result of the Merger, all transactions involving the Portfolio executed after the close of business on September 21, 2001, will be processed into or through the AST American Century International Growth Portfolio. Thus, unless you instruct us otherwise, all premium payments, transfers, withdrawals, and other transactions under our automatic transaction programs, such as dollar cost averaging and systematic withdrawals, that previously involved the Subaccount investing in the Portfolio will be processed through a Subaccount investing in the AST American Century International Growth Portfolio.